UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SEMPRA ENERGY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Notes:

Reg.  (S)  240.14a-101.

SEC  1913  (3-99)

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

SEMPRA ENERGY

To Be Held On:

Thursday, April 30, 2009, 10:00 a.m

The Fairmont Hotel, 4500 MacArthur Blvd., Newport Beach, California

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, the Annual Report and Proxy Card are available at:

http://www.amstock.com/ProxyServices/ViewMaterials.asp

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 15, 2009 to facilitate timely delivery.

Easy Online Access - A Convenient Way to View Proxy Materials and Vote

	Step 1:	Go to www.voteproxy.com
	Step 2:	To view your proxy materials, click View Materials Online
	Step 3:	Click on the specific Sempra Energy document you would like to view
	Step 4:	To vote your shares online, click Vote Your Online Proxy and follow the instructions

To Request Materials:

You can request that paper copies of proxy materials for this year’s meeting or future shareholder meetings be mailed to you by going to www.voteproxy.com and clicking Request Paper Copies of Materials, by calling 1-888-PROXYNA (1-888-776-9962) in the United States and Canada or 1-718-921-8562 from foreign countries, or emailing info@amstock.com. You can request to receive future copies of proxy materials via email by going to www.amstock.com, logging in to your account, and clicking on Receive Company Mailings via Email.

To Vote:	Online:	Go to www.voteproxy.com and follow the steps above.
	Telephone:	To vote by phone, go to www.voteproxy.com to obtain the toll-free number to call.
	By Mail:	You may request a proxy card by calling 1-888-PROXYNA (1-888-776-9962) in the United States and Canada or 1-718-921-8562 from foreign countries.
	In Person:	You may vote your shares in person by attending the Annual Meeting. Directions to the meeting are located at the end of the Proxy Statement.

PLEASE NOTE: You cannot use this notice to vote by mail.

Sempra Energy Shareholder Meeting Notice & Admission Ticket

The Sempra Energy 2009 Annual Meeting of Shareholders will be held on April 30, 2009 at The Fairmont Hotel, 4500 MacArthur Blvd., Newport Beach, California, at 10:00 a.m. Pacific Standard Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors: James G. Brocksmith Jr., Richard A. Collato, Donald E. Felsinger, Wilford D. Godbold Jr., William D. Jones, Richard G. Newman, William G. Ouchi, Carlos Ruiz, William C. Rusnack, William P. Rutledge, Lynn Schenk and Neal E. Schmale.

2.	Ratification of Independent Registered Public Accounting Firm.

The Board of Directors recommends that you vote AGAINST the following proposals:

3.	Shareholder Proposal for an Advisory Vote on Executive Compensation.

4.	Shareholder Proposal for North Dakota Reincorporation.

IF YOU PLAN ON ATTENDING THE ANNUAL MEETING, PLEASE BRING THIS NOTICE AS YOUR ADMISSION TICKET